SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2007
Triad Automobile Receivables Trust 2007-A
(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Financial Corporation
(Sponsor with respect to Securities)

Delaware	333-132215-03	30-6136421

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification
Incorporation)	Number)	Number)

Mike L. Wilhelms
Triad Financial Corporation
7711 Center Avenue
Huntington Beach, California	92647

(Address of principal	(Zip Code)
executive offices)

Registrant’s Telephone Number,
including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 8.1

Item 8.01. Other Events
     On May 22, 2007, Triad Financial Special Purpose LLC (the “Depositor”) entered into an Underwriting Agreement with Citigroup Global Markets Inc. and Goldman Sachs & Co., on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $775,110,000 aggregate principal balance of various series of Class A Asset Backed Notes to be issued by Triad Automobile Receivables Trust 2007-A, a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of March 27, 2007, as amended and restated by the Amended and Restated Trust Agreement, to be dated as of May 30, 2007, each by and among the Depositor, Triad Financial Corporation, as Administrator and Wilmington Trust Company, as owner trustee. The sale of the Class A Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-132215). It is anticipated that the Class A Notes (as defined below) will be issued on or about May 30, 2007. The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent. The Depositor has agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.
Incorporation of Certain Documents by Reference
     The registrant is filing a final prospectus supplement, dated May 22, 2007, setting forth a description of the collateral pool and the proposed structure of $150,000,000 aggregate principal balance of Class A-1 5.3032% Asset Backed Notes (the “Class A-1 Notes”), $278,000,000 aggregate principal balance of Class A-2 5.35% Asset Backed Notes (the “Class A-2 Notes”), $127,000,000 aggregate principal balance of Class A-3 5.28% Asset Backed Notes (the “Class A-3 Notes”) and $220,110,000 Class A-4 Floating Rate Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) by Triad Automobile Receivables Trust 2007-A (the “Trust”).
Item 9.01. Exhibits

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 24, 2007.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 24, 2007.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC

By:	/s/ Mike L. Wilhelms

Name:	Mike L. Wilhelms
Title:	Chief Financial Officer
Dated: May 24, 2007

EXHIBIT INDEX

Exhibit No.	Description
EX 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 24, 2007.

EX 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 24, 2007.